EXHIBIT 99.1

Akorn Completes 2014 Financial Statement Restatement and Reports Audited 2015 and Restated 2014 Results

- Sets Date for 2016 Annual Meeting

- Affirms 2016 Net Revenue and Earnings per Share Guidance

LAKE FOREST, Ill., May 10, 2016 (GLOBE NEWSWIRE) -- Akorn, Inc. (Nasdaq:AKRX), a leading specialty generic pharmaceutical company, today announced that it has filed its Annual Report on Form 10-K for the fiscal year December 31, 2015 (“Form 10-K”).  The Company is now up to date on filing its periodic reports with the Securities and Exchange Commission (the “SEC”).  The Company also announced plans to hold its 2016 annual meeting of shareholders on July 1, 2016.

The Company’s comprehensive Form 10-K filed today contains the following:

  consolidated financial statements for the year ended December 31, 2015, and unaudited quarterly financial information for the quarters in 2015; and
  consolidated restated financial statements for the year ended December 31, 2014 and unaudited restated quarterly financial information for the quarters in 2014.

Raj Rai, Akorn’s Chief Executive Officer, said, “The completion of the restatement of 2014 financial statements and the audit of the 2015 financial statements are important milestones for our Company.  This allows our Company to shift its focus on executing on the strategic objectives and growth opportunities.   I would like to thank the Akorn team members under the leadership of Duane Portwood and Randy Pollard for their perseverance and hard work throughout this process.”

Duane Portwood, Akorn’s Chief Financial Officer, added, “We filed our Annual Report on Form 10-K for 2015 and have scheduled our annual shareholders meeting for July 1, 2016, for compliance with the Listing Rules exception granted by the NASDAQ Listing Panel.  As we move forward in 2016, we look forward to completing the remediation of our internal control weaknesses while helping the Company execute on its strategic objectives and growth opportunities.”

Financial Restatement for the Year Ended December 31, 2014

As discussed in the Form 10-K, the Company identified accounting errors primarily associated with rebates and contractual allowances for 2014.  Net revenue for 2014 as previously reported of $593 million was overstated by $38 million and is now restated to be $555 million.  Income from continuing operations before income taxes for 2014 as previously reported of $59 million was overstated by $34 million and is now restated to be $25 million.

On May 7, 2016, the Audit Committee of the Board of Directors of Akorn, Inc., upon the recommendation of the Company’s management, concluded that the unaudited financial information for the quarterly period ended March 31, 2014 contained an error related to commitment fees incurred to consummate term loan debt.  Specifically, the fees were incorrectly expensed in the quarter rather than amortized over the life of the term loan debt.  Income from continuing operations before income taxes for the quarter ended March 31, 2014 as previously reported of $16 million is now restated to be $18 million.  The unaudited restated quarterly financial information for the quarter ended March 31, 2014 was included in the Form 10-K.

Key Financial Highlights for the Year Ended December 31, 2015

Revenues. Consolidated revenue for 2015 was $985 million, an increase of 77% over 2014 revenue of $555 million (as restated).

Gross Margin. Consolidated gross margin for 2015 was 60.5%, compared to 47.1% (as restated) for 2014.  Excluding $6.3 million in costs from amortization of inventory step up and other items, non-GAAP gross margin was 61.1%, up from 51.2% (as restated) in 2014.

EBITDA. Earnings before interest, taxes, depreciation and amortization was $370 million in 2015, compared to $119 million (as restated) in 2014.  Adjusted EBITDA, which is a non-GAAP measure used by management to evaluate the continuing operations of the Akorn business, was $460 million in 2015, compared to $182 million (as restated) in 2014.  A full reconciliation of adjusted EBITDA adjustments can be found at the end of this press release.

Net Income per Share. Fully diluted earnings per share (EPS) was $1.22 in 2015 compared to $0.13 (as restated) in 2014.  Including a net adjustment of $100 million to net income for non-GAAP items, adjusted fully diluted EPS was $2.02 in 2015.  Including a net adjustment of $64 million to net income, adjusted fully diluted EPS was $0.63 (as restated) for 2014.  Adjustments to net income in 2015 and 2014 included a number of items detailed at the end of this press release.  Please refer to this table for a full reconciliation of GAAP to non-GAAP items.

Annual Meeting

The Company plans to hold its 2016 annual meeting of shareholders on July 1, 2016, within the extension period through July 5, 2016 granted by the Listing Qualifications Panel of The NASDAQ Stock Market to satisfy proxy solicitation and annual meeting requirements.  Shareholders of record on May 11, 2016, the record date for the meeting, will be entitled to vote at the meeting. Qualified stockholder proposals (including proposals made pursuant to Rule 14a-18 under the Securities Exchange Act of 1934, as amended) to be presented at the Annual Meeting and included in the Company’s proxy statement and form of proxy relating to that meeting must be received by the Company at Company Headquarters, addressed to the corporate secretary, not later than the close of business on May 16, 2016. Such proposals must also comply with all applicable requirements, including applicable Louisiana law, the rules and regulations promulgated by the SEC, and the procedures set forth in the Company’s Amended and Restated Bylaws.

Earnings Guidance Affirmed for Full Year 2016

The Company is maintaining its full year 2016 financial guidance inclusive of net revenue of $1,060 - $1,080 million, GAAP diluted earnings per share of $1.56 - $1.66, and adjusted diluted earnings per share (non-GAAP) of $2.10 - $2.20.

Akorn’s guidance only contemplates launches of products approved by the U.S. Food and Drug Administration ("FDA") as of May 10, 2016 along with the full year contribution of products launched in 2015.  Products that are not yet approved by the FDA are not included in Akorn’s 2016 financial guidance.  Other guidance assumptions are detailed in the Company’s March 22, 2016 press release.

2015 Form 10-K Conference Call and Webcast Details

Akorn’s management plans to hold a conference call with interested investors and analysts at 10:00 am ET on Tuesday, May 10, 2016 to discuss the Company’s audited 2015 and audited and restated 2014 results.  The dial-in number to access the call is (844)-249-9382 in the U.S. and Canada and (270) 823-1530 for international callers. The conference ID is 7498448. To access the live webcast, please go to Akorn’s Investor Relations website at http://investors.akorn.com.

A webcast replay of the conference call will be available shortly following the conclusion of the call and will be available for 90 days. To access the replay, please go to Akorn’s Investor Relations website at http://investors.akorn.com.

Non-GAAP Financial Measures

To supplement Akorn’s financial guidance presented in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses the following non-GAAP (also referred to as “adjusted” or “non-GAAP adjusted”) financial measures in this press release and the accompanying tables:(i) EBITDA, (ii) adjusted EBITDA, (iii) adjusted net income, (iv) adjusted diluted earnings per share, (v) adjusted revenues, and (vi) adjusted gross margin. The Company believes that each of these non-GAAP financial measures is helpful in understanding the Company’s past financial performance and potential future results, particularly in light of the effect of various acquisition and divestiture transactions effected by the Company.  The non-GAAP financial measures are not meant to be considered in isolation or as a substitute for or superior to comparable GAAP measures.

Akorn’s management uses adjusted EBITDA, adjusted net income and adjusted diluted earnings per share in managing and analyzing its business and financial condition. Akorn’s management believes that the presentation of these and other non-GAAP financial measures provide investors greater transparency into Akorn’s ongoing results of operations allowing investors to better compare the Company’s results from period to period. The Company believes that adjusted gross margin, although a non-GAAP financial measure, is useful and meaningful to investors as a basis for making investment decisions. It provides investors with a supplemental way to understand the underlying operating performance of the Company.

Investors should note that these non-GAAP financial measures used to present financial guidance are not prepared under any comprehensive set of accounting rules or principles and do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. Investors should also note that these non-GAAP financial measures have no standardized meaning prescribed by GAAP and, therefore, have limits in their usefulness to investors. In addition, from time-to-time in the future there may be other items that the Company may exclude for purposes of its non-GAAP financial measures; likewise, the Company may in the future cease to exclude items that it has historically excluded for purposes of its non-GAAP financial measures. Because of the non-standardized definitions, the non-GAAP financial measures as used by Akorn in this press release and the accompanying tables may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by the Company’s competitors and other companies.

Set forth below is the definition of each non-GAAP financial measure as used by the Company in this press release and a full reconciliation of each non-GAAP financial measure to the most closely applicable GAAP financial measures is included herein.

EBITDA, as defined by the Company, represents net income before net interest expense, income tax expense, depreciation and amortization.

Adjusted EBITDA, as defined by the Company, is calculated as follows:

Net income, plus:

  Interest income (expense), net
  Provision for income taxes
  Depreciation and amortization
  Amortization of acquisition related inventory step-up
  Non-cash expenses, such as share-based compensation expense, and amortization of deferred financing costs
  Other adjustments, such as legal settlements, restatement expenses and various acquisition and disposition related expenses
  Less gains (or plus losses) on foreign currency transactions

Adjusted EBITDA is deemed by the Company to be a useful performance indicator because it includes an add back of non-cash and non-recurring operating expenses which have little to no bearing on cash flows and may be subject to uncontrollable factors not reflective of the Company's true operational performance.

Adjusted net income, as defined by the Company, is calculated as follows:

Net income, plus:

  Intangible asset amortization
  Non-cash expenses, such as non-cash interest, share-based compensation expense, and amortization of financing costs
  Other adjustments, such as legal settlements, restatement expenses and various acquisition and disposition related expenses
  Amortization of acquisition-related inventory step-up
  Less gains (or plus losses) on foreign currency transactions
  Less gains related to acquisitions and divestitures
  Less an estimated tax provision, net of the benefit from utilizing net operating loss carry-forwards effected for the adjustments noted above

Adjusted diluted earnings per share is equal to adjusted net income divided by the actual or anticipated diluted share count for the applicable period. The Company believes that adjusted net income and adjusted diluted earnings per share are meaningful financial indicators, to both Company management and investors, in that they exclude non-cash income and expense items that have no impact on current or future cash flows, as well as other income and expense items that are not expected to recur and therefore are not reflective of continuing operating performance.

The shortcomings of non-GAAP financial measures as guidance or performance measures are that they provide a view of the Company’s results of operations without including all events during a period. For example, Adjusted EBITDA does not take into account the impact of capital expenditures on either the liquidity or the financial performance of the Company and likewise omits share-based compensation expenses, which may vary over time and may represent a material portion of overall compensation expense. Adjusted net income does not take into account non-cash expenses that reflect the amortization of past expenditures, or include share-based compensation, which is an important and material element of the Company's compensation package for its directors, officers and other key employees. Due to the inherent limitations of non-GAAP financial measures, investors should consider non-GAAP measures only as a supplement to, not as a substitute for or as a superior measure to, measures of financial performance prepared in accordance with GAAP. Investors and other readers are encouraged to review the related GAAP financial measures and the reconciliation of non-GAAP measures to their most closely applicable GAAP measures as presented in this press release.

Forward Looking Statements

This press release includes statements that may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on Akorn’s current expectations and projections about future trends, events and uncertainties.  Forward-looking statements may include, among others, statements concerning the expected completion of NASDAQ requirements to remain listed, the expected impact of the restatement on our financial our financial guidance, including projections of net revenue and earnings per share, the timing of filings, conference calls, our 2016 annual meeting, and other statements regarding Akorn's goals and strategy. These statements are not historical facts. The words “plan,” “intend,” “will,” “anticipate,” “believe,” “estimate,” “potential,” “expect” and similar expressions are generally intended to identify forward-looking statements. Because such statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the difficulty of predicting the impact of our restatement on our financial results, and the timing of the completion of the remaining NASDAQ requirements to remain listed on the NASDAQ Global Select Market; the difficulty of predicting the timing or outcome of product development efforts, including FDA and other regulatory agency approvals and actions, if any; the impact of competitive products and pricing; the susceptibility of our generic and off-patent pharmaceutical products to competition, substitution policies and reimbursement policies of the government; the timing and success of product launches; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with FDA and other governmental regulations; the continuing consolidation of our customer base, which could adversely affect sales of our products; our dependence on a small number of distributors, the loss of any of which could have a material adverse effect; changes in the laws and regulations and such other risks and uncertainties outlined in Akorn's public filings with the SEC, including the Company’s Form 10-K for the fiscal year ended December 31, 2015.  Except as expressly required by law, Akorn disclaims any intent or obligation to update these forward-looking statements.

About Akorn:

Akorn, Inc. is a specialty generic pharmaceutical company engaged in the development, manufacture and marketing of multisource and branded pharmaceuticals. Akorn has manufacturing facilities located in Decatur, Illinois; Somerset, New Jersey; Amityville, New York; Hettlingen, Switzerland and Paonta Sahib, India that manufacture ophthalmic, injectable and specialty sterile and non-sterile pharmaceuticals. Additional information is available on Akorn’s website at www.akorn.com.

Additional Financial Tables and Supplemental Information Table of Contents:

As of and for the fiscal year ended December 31, 2015 and 2014, respectively:
Consolidated Balance Sheets
Consolidated Statements of Comprehensive Income
Reconciliation of Net Income to Non-GAAP Adjusted EBITDA
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income and GAAP EPS to Non-GAAP EPS
Reconciliation of GAAP Gross Margin % to non-GAAP Gross Margin %

As of and for the quarter ended March 31, 2015 and 2014, respectively:
Condensed Consolidated Balance Sheets
Condensed Consolidated Statements of Comprehensive Income
Reconciliation of Net Income to Non-GAAP Adjusted EBITDA
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income and GAAP EPS to Non-GAAP EPS

As of and for the quarter and year-to-date period ended June 30, 2015 and 2014, respectively:
Condensed Consolidated Balance Sheets
Condensed Consolidated Statements of Comprehensive Income
Reconciliation of Net Income to Non-GAAP Adjusted EBITDA
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income and GAAP EPS to Non-GAAP EPS

As of and for the quarter and year-to-date period ended September 30, 2015 and 2014, respectively:
Condensed Consolidated Balance Sheets
Condensed Consolidated Statements of Comprehensive Income
Reconciliation of Net Income to Non-GAAP Adjusted EBITDA
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income and GAAP EPS to Non-GAAP EPS

For the quarter ended December 31, 2015 and 2014, respectively:
Condensed Consolidated Statements of Comprehensive Income
Reconciliation of Net Income to Non-GAAP Adjusted EBITDA
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income and GAAP EPS to Non-GAAP EPS

CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share Data)
	December 31,
	2015	2014 (as Restated)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$346,266	$70,679
Trade accounts receivable, net	150,621	187,545
Inventories, net	185,316	135,197
Deferred taxes, current	43,024	38,411
Available for sale security, current	5,941	7,268
Prepaid expenses and other current assets	19,988	37,061
TOTAL CURRENT ASSETS	751,156	476,161
PROPERTY, PLANT AND EQUIPMENT, NET	179,614	144,196
OTHER LONG-TERM ASSETS
Goodwill	284,710	285,283
Product licensing rights, net	653,628	704,791
Other intangibles, net	211,361	255,612
Deferred financing costs, net	27,591	23,704
Deferred taxes, non-current	3,757	2,084
Long-term investments	129	211
Other non-current assets	764	1,863
TOTAL OTHER LONG-TERM ASSETS	1,181,940	1,273,548
TOTAL ASSETS	$2,112,710	$1,893,905
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Trade accounts payable	$46,019	$47,317
Purchase consideration payable, current	4,967	10,970
Income taxes payable	23,670	—
Accrued royalties	19,378	13,204
Accrued compensation	15,866	13,467
Current maturities of long-term debt	52,915	10,450
Accrued administrative fees	37,094	40,870
Accrued expenses and other liabilities	31,603	14,576
TOTAL CURRENT LIABILITIES	231,512	150,854
LONG-TERM LIABILITIES
Long-term debt	1,021,488	1,114,481
Deferred tax liability, non-current	231,382	269,428
Lease incentive obligations and other long-term liabilities	6,763	2,836
TOTAL LONG-TERM LIABILITIES	1,259,633	1,386,745
TOTAL LIABILITIES	1,491,145	1,537,599
SHAREHOLDERS’ EQUITY
Common stock, no par value — 150,000,000 shares authorized; 119,427,471 and 111,734,901 shares issued and outstanding at December 31, 2015 and 2014	458,659	342,252
Retained earnings	180,048	29,250
Accumulated other comprehensive loss	(17,142)	(15,195)
TOTAL SHAREHOLDERS’ EQUITY	621,565	356,307
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,112,710	$1,893,905

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In Thousands, Except Per Share Data)

	Year ended December 31,
		2014
	2015	(as Restated)	2013
REVENUES	$985,076	$555,048	$317,711
Cost of sales (exclusive of amortization of intangibles, included within operating expenses below)	389,064	293,688	145,807
GROSS PROFIT	596,012	261,360	171,904
Selling, general and administrative expenses	162,205	92,955	53,508
Acquisition-related costs	1,841	32,840	2,912
Research and development expenses	40,707	31,256	19,858
Amortization of intangibles	66,272	43,493	7,422
Impairment of intangible assets	30,376	—	—
TOTAL OPERATING EXPENSES	301,401	200,544	83,700
OPERATING INCOME	294,611	60,816	88,204
Amortization of deferred financing costs	(4,283)	(9,985)	(842)
Interest expense, net	(51,973)	(35,657)	(8,649)
Equity in earnings of unconsolidated joint venture	—	—	80
Bargain purchase gain	849	—	3,707
Gain from product divestiture	—	9,297	—
Other non-operating income (expense), net	(7,048)	871	395
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	232,156	25,342	82,895
Income tax provision	81,358	10,954	30,533
INCOME FROM CONTINUING OPERATIONS	$150,798	$14,388	$52,362
Loss from discontinued operations, net of tax	$—	$(504)	$—
CONSOLIDATED NET INCOME	$150,798	$13,884	$52,362
CONSOLIDATED NET INCOME PER COMMON SHARE:
Income from continuing operations, basic	$1.29	$0.14	$0.54
Loss from discontinued operations, basic	$—	$(0.01)	$—
CONSOLIDATED NET INCOME, BASIC	$1.29	$0.13	$0.54
Income from continuing operations, diluted	$1.22	$0.13	$0.46
Loss from discontinued operations, diluted	$—	$—	$—
CONSOLIDATED NET INCOME, DILUTED	$1.22	$0.13	$0.46
SHARES USED IN COMPUTING CONSOLIDATED NET INCOME PER COMMON
SHARE:
BASIC	116,980	103,480	96,181
DILUTED	125,762	109,588	113,898

FYE 2015 Reconciliation of Net Income to Non-GAAP Adjusted EBITDA:

	TWELVE MONTHS ENDED
	DECEMBER 31,
	2015	2014 (as Restated)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$150,798	$14,388

ADJUSTMENTS TO ARRIVE AT EBITDA:
Depreciation expense	$19,939	$14,214
Amortization expense	$66,272	$43,493
Interest expense, net	$49,029	$30,786
Non-cash & convertible debt interest expense	$2,944	$4,871
Income tax provision (benefit)	$81,358	$10,954
EBITDA	$370,340	$118,706

NON-CASH AND OTHER NON-RECURRING INCOME AND EXPENSES

Acquisition-related expenses	$1,841	$32,840
Non-cash stock compensation expense	$13,198	$7,752
Restatement expense	$27,444	$-
Gain from foreign currency forward contracts	$-	$(689)
Accelerated write-off of plant costs	$-	$-
Bargain purchase gain	$(849)	$-
Amortization of unfavorable contract liability	$-	$-
Gain from product divestiture	$369	$(9,297)
Amortization of inventory gross-up	$4,681	$20,798
Debt financing costs	$4,283	$9,985
Other costs associated with acquisitions	$460	$1,400
Equity in earnings of unconsolidated JV	$-	$-
Loss on Impairment	$33,003	$-
Accelerated depreciation on plant assets	$-	$949
Litigation settlement	$5,569	$-
ADJUSTED EBITDA	$460,339	$182,444

FYE 2015 Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income and GAAP EPS to Non-GAAP EPS:

	TWELVE MONTHS ENDED
	December 31,
	2015	2014 (as Restated)

NET INCOME FROM CONTINUING OPERATIONS	$150,798	$14,388

INCOME TAX PROVISION	81,358	10,954

INCOME BEFORE INCOME TAXES	232,156	25,342

ADJUSTMENTS TO ARRIVE AT ADJUSTED NET INCOME:
Acquisition-related expenses	1,841	32,840
Restatement expenses	27,444	-
Non-cash stock compensation expense	13,198	7,752
Non-cash interest expense	2,944	4,871
Amortization expense	66,272	43,493
Gain from foreign currency forward contracts	-	(689)
Gain from product divestitures	369	(9,297)
Bargain purchase gain	(849)	-
Other costs associated with dispositions	460	1,400
Amortization of inventory gross-up	4,681	20,798
Debt financing costs	4,283	9,985
Loss on impairment	33,003	-
Accelerated depreciation on plant assets	-	949
Litigation settlement	5,569	-

ADJUSTED INCOME BEFORE INCOME TAX	391,371	137,444

ADJUSTED INCOME TAX PROVISION	137,155	59,411

ADJUSTED NET INCOME	254,216	78,033

ADJUSTED NET INCOME PER DILUTED SHARE (1)	$2.02	$0.63

(1) Twelve months ended December 31, 2014 adjusted net income per diluted share was calculated using diluted shares of approximately 123.1 million, which includes the previously anti-dilutive effect of convertible debt shares.

FYE 2015 Reconciliation of GAAP Gross Margin % to non-GAAP Gross Margin %:

	Twelve Months Ended				Twelve Months Ended
	December 31, 2015				December 31, 2014 (as Restated)
In thousands USD, except per share amounts	GAAP	Adjustments		Adjusted NON-GAAP	GAAP	Adjustments		Adjusted NON-GAAP
Revenues	$985,076			$985,076	$555,048			$555,048
Cost of sales (exclusive of amortization of intangibles included below)	389,064	(6,275)	a	382,789	293,688	(22,871)	a	270,817
GROSS PROFIT	596,012	6,275		602,287	261,360	22,871		284,231

Gross Margin	60.5%			61.1%	47.1%			51.2%

a - Amortization of inventory step-up, stock-based compensation expense, and accelerated depreciation on plant assets (2014).

QUARTERLY CONSOLIDATED BALANCE SHEETS (In Thousands)

	March 31, 2015 (Unaudited)	December 31, 2014 (As restated)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$123,532	$70,679
Trade accounts receivable, net	190,710	187,545
Inventories, net	149,403	135,197
Deferred taxes, current	39,564	38,411
Available for sale security, current	5,558	7,268
Prepaid expenses and other current assets	35,118	37,061
TOTAL CURRENT ASSETS	543,885	476,161
PROPERTY, PLANT AND EQUIPMENT, NET	175,991	144,196
OTHER LONG-TERM ASSETS
Goodwill	285,674	285,283
Product licensing rights, net	689,490	704,791
Other intangibles, net	254,590	255,612
Deferred financing costs, net	22,687	23,704
Deferred taxes, non-current	2,643	2,084
Long-term investments	129	211
Other non-current assets	1,248	1,863
TOTAL OTHER LONG-TERM ASSETS	1,256,462	1,273,548
TOTAL ASSETS	$1,976,338	$1,893,905
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Trade accounts payable	$57,971	$47,317
Purchase consideration payable, current	12,367	10,970
Income taxes payable	—	—
Accrued royalties	13,948	13,204
Accrued compensation	8,375	13,467
Current maturities of long-term debt	10,450	10,450
Accrued administrative fees	36,312	40,870
Accrued expenses and other liabilities	14,428	14,576
TOTAL CURRENT LIABILITIES	153,851	150,854
LONG-TERM LIABILITIES
Long-term debt	1,110,458	1,114,481
Deferred tax liability, non-current	263,466	269,428
Lease incentive obligations and other long-term liabilities	6,388	2,836
TOTAL LONG-TERM LIABILITIES	1,380,312	1,386,745
TOTAL LIABILITIES	1,534,163	1,537,599
SHAREHOLDERS’ EQUITY
Common stock, no par value — 150,000,000 shares authorized; 114,332,873 and 111,734,901 shares issued and outstanding at March 31, 2015 and December 31, 2014, respectively	388,475	342,252
Warrants to acquire common stock	—	—
Retained earnings	66,788	29,250
Accumulated other comprehensive loss	(13,088)	(15,195)
TOTAL SHAREHOLDERS’ EQUITY	442,175	356,307
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,976,338	$1,893,905

QUARTERLY CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (In Thousands, Except Share Data) (Unaudited)

	First Quarter	First Quarter (as Restated)
	2015	2014
Revenues	$227,378	$90,622
Cost of sales (exclusive of amortization of intangibles included below)	97,215	40,966
GROSS PROFIT	130,163	49,656

Selling, general and administrative expenses	29,986	16,586
Acquisition-related costs	1,257	454
Research and development expenses	9,276	4,419
Amortization of intangibles	16,377	4,757
TOTAL OPERATING EXPENSES	56,896	26,216
OPERATING INCOME	73,267	23,440

Amortization of deferred financing costs	(996)	(4,251)
Interest expense, net	(13,480)	(2,161)
Gain from product divestiture	—	—
Bargain purchase gain	849	—
Other non-operating income (expense), net	(1,312)	567
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	58,328	17,595
Income tax provision (benefit)	20,790	8,101

INCOME (LOSS) FROM CONTINUING OPERATIONS	$37,538	$9,494
(Loss) from discontinued operations, net of tax	—	—
NET INCOME (LOSS)	$37,538	$9,494
NET INCOME (LOSS) PER SHARE:
Income (loss) from continuing operations, basic	$0.33	$0.10
(Loss) from discontinued operations, basic	$—	$—
NET INCOME (LOSS), BASIC	$0.33	$0.10

Income (loss) from continuing operations, diluted	$0.31	$0.08
(Loss) from discontinued operations, diluted	$—	$—
NET INCOME (LOSS), DILUTED	$0.31	$0.08

SHARES USED IN COMPUTING NET INCOME (LOSS) PER SHARE:
BASIC	113,352	96,633
DILUTED	125,377	116,884

Quarter ended March 31, 2015 Reconciliation of Net Income to Non-GAAP Adjusted EBITDA:

	THREE MONTHS ENDED
	MARCH 31,
	2015	2014 (as Restated)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$37,538	$9,494

ADJUSTMENTS TO ARRIVE AT EBITDA:
Depreciation expense	$5,018	$1,917
Amortization expense	$16,377	$4,757
Interest expense, net	$12,302	$912
Non-cash interest expense	$1,178	$1,249
Income tax provision (benefit)	$20,790	$8,101
EBITDA	$93,203	$26,430

NON-CASH AND OTHER NON-RECURRING INCOME AND EXPENSES

Acquisition-related expenses	$1,257	$454
Non-cash stock compensation expense	$2,974	$1,282
Restatement Expense	$200
Gain from foreign currency forward contracts	$-	$(579)
Accelerated Write-off of plant costs	$-	$-
Bargain purchase gain	$(849)	$-
Amortization of unfavorable contract liability		$-
Gain from product divestiture	$144	$-
Amortization of inventory gross-up	$4,681	$-
Debt financing costs	$996	$4,251
Other costs associated with acquisitions	$-	$-
Equity in earnings of Unconsolidated JV	$-	$-
Loss on Impairment	$-	$-
Accelerated depreciation on plant assets	$-	$-
Litigation settlement	$1,300	$-
ADJUSTED EBITDA	$103,906	$31,838

Quarter ended March 31, 2015 Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income and GAAP EPS to Non-GAAP EPS:

	THREE MONTHS ENDED
	March 31,
	2015	2014 (as Restated)

NET INCOME FROM CONTINUING OPERATIONS	$37,538	$9,494

INCOME TAX PROVISION	20,790	8,101

INCOME BEFORE INCOME TAXES	58,328	17,595

ADJUSTMENTS TO ARRIVE AT ADJUSTED NET INCOME:
Acquisition-related expenses	1,257	454
Restatement expenses	200	-
Non-cash stock compensation expense	2,974	1,282
Non-cash interest expense	1,178	1,249
Amortization expense	16,377	4,757
Gain from foreign currency forward contracts	-	(579)
Gain from product divestitures	144	-
Bargain purchase gain	(849)	-
Other costs associated with dispositions	-	-
Amortization of inventory gross-up	4,681	-
Debt financing costs	996	4,251
Loss on impairment	-	-
Accelerated depreciation on plant assets	-	-
Litigation settlement	1,300	-

ADJUSTED INCOME BEFORE INCOME TAX	86,586	29,009

ADJUSTED INCOME TAX PROVISION	30,343	12,540

ADJUSTED NET INCOME	56,243	16,469

ADJUSTED NET INCOME PER DILUTED SHARE	$0.45	$0.14

AKORN, INC. QUARTERLY CONSOLIDATED BALANCE SHEETS (In Thousands, Except Share Data)

	June 30, 2015 (Unaudited)	December 31, 2014 (As restated)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$257,090	$	70,679
Trade accounts receivable, net	130,812		187,545
Inventories, net	156,315		135,197
Deferred taxes, current	40,717		38,411
Available for sale security, current	5,632		7,268
Prepaid expenses and other current assets	16,447		37,061
TOTAL CURRENT ASSETS	607,013		476,161
PROPERTY, PLANT AND EQUIPMENT, NET	179,239		144,196
OTHER LONG-TERM ASSETS
Goodwill	285,356		285,283
Product licensing rights, net	674,687		704,791
Other intangibles, net	251,283		255,612
Deferred financing costs, net	22,612		23,704
Deferred taxes, non-current	2,982		2,084
Long-term investments	130		211
Other non-current assets	1,282		1,863
TOTAL OTHER LONG-TERM ASSETS	1,238,332		1,273,548
TOTAL ASSETS	$2,024,584	$	1,893,905
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Trade accounts payable	$45,536		$47,317
Purchase consideration payable, current	4,904		10,970
Income taxes payable	3,525		—
Accrued royalties	13,716		13,204
Accrued compensation	11,286		13,467
Current maturities of long-term debt	53,971		10,450
Accrued administrative fees	45,229		40,870
Accrued expenses and other liabilities	20,813		14,576
TOTAL CURRENT LIABILITIES	198,980		150,854
LONG-TERM LIABILITIES
Long-term debt	1,026,713		1,114,481
Deferred tax liability, non-current	256,035		269,428
Lease incentive obligations and other long-term liabilities	6,910		2,836
TOTAL LONG-TERM LIABILITIES	1,289,658		1,386,745
TOTAL LIABILITIES	1,488,638		1,537,599
SHAREHOLDERS’ EQUITY
Common stock, no par value — 150,000,000 shares authorized; 119,199,049 and 111,734,901shares issued and outstanding at June 30, 2015 and December 31, 2014, respectively	449,742		342,252
Warrants to acquire common stock	—		—
Retained earnings	99,296		29,250
Accumulated other comprehensive loss	(13,092)		(15,195)
TOTAL SHAREHOLDERS’ EQUITY	535,946		356,307
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,024,584		$1,893,905

QUARTERLY CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (In Thousands, Except Share Data) (Unaudited)

	Second Quarter	Second Quarter	YTD -Second Quarter	YTD – Second Quarter
	2015	2014 (as Restated)	2015	2014 (as Restated)
Revenues	$220,920	$133,872	$448,298	$224,494
Cost of sales (exclusive of amortization of intangibles included below)	92,513	73,000	189,728	113,967
GROSS PROFIT	128,407	60,871	258,570	110,527

Selling, general and administrative expenses	35,208	21,168	65,194	37,754
Acquisition-related costs	225	20,940	1,482	21,394
Research and development expenses	10,588	9,588	19,864	14,007
Amortization of intangibles	16,284	8,439	32,661	13,196
TOTAL OPERATING EXPENSES	62,305	60,135	119,201	86,351
OPERATING INCOME	66,102	736	139,369	24,176

Amortization of deferred financing costs	(1,026)	(2,346)	(2,022)	(6,597)
Interest expense, net	(13,235)	(7,917)	(26,715)	(10,076)
Gain from product divestiture	—	8,490	—	8,490
Bargain purchase gain	—	—	849	—
Other non-operating income (expense), net	(1,483)	(214)	(2,795)	351
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	50,358	(1,251)	108,686	16,344
Income tax provision (benefit)	17,850	(499)	38,640	7,602

INCOME (LOSS) FROM CONTINUING OPERATIONS	$32,508	$(752)	$70,046	$8,742
(Loss) from discontinued operations, net of tax	$—	$(504)	$—	$(504)
NET INCOME (LOSS)	$32,508	$(1,256)	$70,046	$8,238
NET INCOME (LOSS) PER SHARE:
Income (loss) from continuing operations, basic	$0.28	$(0.01)	$0.61	$0.09
(Loss) from discontinued operations, basic	$—	$—	$—	$(0.01)
NET INCOME (LOSS), BASIC	$0.28	$(0.01)	$0.61	$0.08

Income (loss) from continuing operations, diluted	$0.27	$(0.01)	$0.57	$0.07
(Loss) from discontinued operations, diluted	$—	$—	$—	$—
NET INCOME (LOSS), DILUTED	$0.27	$(0.01)	$0.57	$0.07

SHARES USED IN COMPUTING NET INCOME (LOSS) PER SHARE:
BASIC	115,808	103,183	114,587	99,926
DILUTED	125,919	103,183	125,650	117,576

Quarter ended June 30, 2015 Reconciliation of Net Income to Non-GAAP Adjusted EBITDA:

	THREE MONTHS ENDED
	JUNE 30,
	2015	2014 (as Restated)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$32,508	$(752)

ADJUSTMENTS TO ARRIVE AT EBITDA:
Depreciation expense	$4,285	$3,557
Amortization expense	$16,284	$8,439
Interest expense, net	$12,373	$6,511
Non-cash interest expense	$862	$1,406
Income tax provision (benefit)	$17,850	$(499)
EBITDA	$84,162	$18,662

NON-CASH AND OTHER NON-RECURRING INCOME AND EXPENSES
Acquisition-related expenses	$225	$20,940
Non-cash stock compensation expense	$3,157	$1,992
Restatement Expense	$5,101	$-
Gain from foreign currency forward contracts	$-	$(125)
Accelerated Write-off of plant costs	$-	$-
Bargain purchase gain	$-	$-
Amortization of unfavorable contract liability	$-	$-
Gain from product divestiture	$215	$(8,490)
Amortization of inventory gross-up	$-	$3,559
Debt financing costs	$1,026	$2,346
Other costs associated with acquisitions	$-	$1,400
Equity in earnings of Unconsolidated JV	$-	$-
Loss on Impairment	$2,627	$-
Accelerated depreciation on plant assets	$-	$-
Litigation settlement	$-	$-
ADJUSTED EBITDA	$96,513	$40,284

Quarter ended June 30, 2015 Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income and GAAP EPS to Non-GAAP EPS:

	THREE MONTHS ENDED
	June 30,
	2015	2014 (as Restated)

NET INCOME FROM CONTINUING OPERATIONS	$32,508	$(752)

INCOME TAX PROVISION	17,850	(499)

INCOME BEFORE INCOME TAXES	50,358	(1,251)

ADJUSTMENTS TO ARRIVE AT ADJUSTED NET INCOME:
Acquisition-related expenses	225	20,940
Restatement expenses	5,101	-
Non-cash stock compensation expense	3,157	1,992
Non-cash interest expense	862	1,406
Amortization expense	16,284	8,439
Gain from foreign currency forward contracts	-	(125)
Gain from product divestitures	215	(8,490)
Bargain purchase gain	-	-
Other costs associated with dispositions	-	1,400
Amortization of inventory gross-up	-	3,559
Debt financing costs	1,026	2,346
Loss on impairment	2,627	-
Accelerated depreciation on plant assets	-	-
Litigation settlement	-	-

ADJUSTED INCOME BEFORE INCOME TAX	79,855	30,216

ADJUSTED INCOME TAX PROVISION	27,985	13,170

ADJUSTED NET INCOME	51,870	17,046

ADJUSTED NET INCOME PER DILUTED SHARE	$0.41	$0.14

QUARTERLY CONSOLIDATED BALANCE SHEETS (In Thousands, Except Share Data)

	September 30, 2015 (Unaudited)	December 31, 2014 (As restated)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$314,465	$70,679
Trade accounts receivable, net	138,920	187,545
Inventories, net	175,851	135,197
Deferred taxes, current	41,871	38,411
Available for sale security, current	5,637	7,268
Prepaid expenses and other current assets	22,102	37,061
TOTAL CURRENT ASSETS	698,846	476,161
PROPERTY, PLANT AND EQUIPMENT, NET	177,433	144,196
OTHER LONG-TERM ASSETS
Goodwill	284,708	285,283
Product licensing rights, net	699,443	704,791
Other intangibles, net	212,360	255,612
Deferred financing costs, net	24,263	23,704
Deferred taxes, non-current	3,337	2,084
Long-term investments	129	211
Other non-current assets	748	1,863
TOTAL OTHER LONG-TERM ASSETS	1,224,988	1,273,548
TOTAL ASSETS	$2,101,267	$1,893,905
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Trade accounts payable	$57,765	$47,317
Purchase consideration payable, current	4,936	10,970
Income taxes payable	15,489	—
Accrued royalties	14,452	13,204
Accrued compensation	15,958	13,467
Current maturities of long-term debt	53,450	10,450
Accrued administrative fees	46,929	40,870
Accrued expenses and other liabilities	28,767	14,576
TOTAL CURRENT LIABILITIES	237,746	150,854
LONG-TERM LIABILITIES
Long-term debt	1,024,100	1,114,481
Deferred tax liability, non-current	248,279	269,428
Lease incentive obligations and other long-term liabilities	6,640	2,836
TOTAL LONG-TERM LIABILITIES	1,279,019	1,386,745
TOTAL LIABILITIES	1,516,765	1,537,599
SHAREHOLDERS’ EQUITY
Common stock, no par value — 150,000,000 shares authorized; 119,313,203 and 111,734,901 shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively	453,940	342,252
Warrants to acquire common stock	—	—
Retained earnings	147,263	29,250
Accumulated other comprehensive loss	(16,701)	(15,195)
TOTAL SHAREHOLDERS’ EQUITY	584,502	356,307
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,101,267	1,893,905

QUARTERLY CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (In Thousands, Except Share Data) (Unaudited)

	Third Quarter	Third Quarter	YTD -Third Quarter	YTD – Third Quarter
	2015	2014 (as Restated)	2015	2014 (as Restated)
Revenues	$256,801	$127,698	$705,099	$352,192
Cost of sales (exclusive of amortization of intangibles included below)	93,789	82,198	283,517	196,165
GROSS PROFIT	163,012	45,500	421,582	156,027

Selling, general and administrative expenses	45,031	26,799	110,225	64,553
Acquisition-related costs	230	8,159	1,712	29,553
Research and development expenses	10,439	8,758	30,303	22,765
Amortization of intangibles	16,545	13,814	49,206	27,010
TOTAL OPERATING EXPENSES	72,245	57,530	191,446	143,881
OPERATING INCOME (LOSS)	90,767	(12,030)	230,136	12,146

Amortization of deferred financing costs	(1,086)	(2,272)	(3,108)	(8,869)
Interest expense, net	(12,652)	(11,804)	(39,367)	(21,880)
Gain from product divestiture	—	847	—	9,337
Bargain purchase gain	—	—	849	—
Other non-operating income (expense), net	(3,014)	1,012	(5,809)	1,363
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	74,015	(24,247)	182,701	(7,903)
Income tax provision (benefit)	26,048	(11,914)	64,688	(4,312)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$47,967	$(12,333)	$118,013	$(3,591)
(Loss) from discontinued operations, net of tax	$—	$—	$—	$(504)
NET INCOME (LOSS)	$47,967	$(12,333)	$118,013	$(4,095)
NET INCOME (LOSS) PER SHARE:
Income (loss) from continuing operations, basic	$0.40	$(0.12)	$1.02	$(0.04)
(Loss) from discontinued operations, basic	$—	$—	$—	$—
NET INCOME (LOSS), BASIC	$0.40	$(0.12)	$1.02	$(0.04)

Income (loss) from continuing operations, diluted	$0.39	$(0.12)	$0.96	$(0.04)
(Loss) from discontinued operations, diluted	$—	$—	$—	$—
NET INCOME (LOSS), DILUTED	$0.39	$(0.12)	$0.96	$(0.04)

SHARES USED IN COMPUTING NET INCOME (LOSS) PER SHARE:
BASIC	119,260	105,438	116,162	101,784
DILUTED	125,891	105,438	125,738	101,784

Quarter ended September 30, 2015 Reconciliation of Net Income to Non-GAAP Adjusted EBITDA:

	THREE MONTHS ENDED
	SEPTEMBER 30,
	2015	2014 (as Restated)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$47,967	$(12,333)

ADJUSTMENTS TO ARRIVE AT EBITDA:
Depreciation expense	$5,145	$4,972
Amortization expense	$16,545	$13,814
Interest expense, net	$12,201	$10,505
Non-cash interest expense	$451	$1,299
Income tax provision (benefit)	$26,048	$(11,914)
EBITDA	$108,357	$6,343

NON-CASH AND OTHER NON-RECURRING INCOME AND EXPENSES

Acquisition-related expenses	$230	$8,159
Non-cash stock compensation expense	$3,341	$1,790
Restatement Expense	$9,571	$-
Gain from foreign currency forward contracts	$-	$15
Accelerated Write-off of plant costs	$-	$-
Bargain purchase gain	$-	$-
Amortization of unfavorable contract liability	$-	$-
Gain from product divestiture	$11	$(847)
Amortization of inventory gross-up	$-	$6,285
Debt financing costs	$1,086	$2,272
Other costs associated with acquisitions	$-	$-
Equity in earnings of Unconsolidated JV	$-	$-
Loss on Impairment	$-	$-
Accelerated depreciation on plant assets	$-	$949
Litigation settlement	$2,750	$-
ADJUSTED EBITDA	$125,346	$24,966

Quarter ended September 30, 2015 Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income and GAAP EPS to Non-GAAP EPS:

	THREE MONTHS ENDED
	September 30,
	2015	2014 (as Restated)

NET INCOME FROM CONTINUING OPERATIONS	$47,967	$(12,333)

INCOME TAX PROVISION	26,048	(11,914)

INCOME BEFORE INCOME TAXES	74,015	(24,247)

ADJUSTMENTS TO ARRIVE AT ADJUSTED NET INCOME:
Acquisition-related expenses	230	8,159
Restatement expenses	9,571	-
Non-cash stock compensation expense	3,341	1,790
Non-cash interest expense	451	1,299
Amortization expense	16,545	13,814
Gain from foreign currency forward contracts	-	15
Gain from product divestitures	11	(847)
Bargain purchase gain	-	-
Other costs associated with dispositions	-	-
Amortization of inventory gross-up	-	6,285
Debt financing costs	1,086	2,272
Loss on impairment	-	-
Accelerated depreciation on plant assets	-	949
Litigation settlement	2,750	-

ADJUSTED INCOME BEFORE INCOME TAX	108,000	9,489

ADJUSTED INCOME TAX PROVISION	37,906	3,992

ADJUSTED NET INCOME	70,094	5,497

ADJUSTED NET INCOME PER DILUTED SHARE	$0.56	$0.05

QUARTERLY CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (In Thousands, Except Share Data) (Unaudited)

	Fourth Quarter	Fourth Quarter
	2015	2014 (As restated)
Revenues	$279,977	$202,856
Cost of sales (exclusive of amortization of intangibles included below)	105,547	97,523
GROSS PROFIT	174,430	105,333

Selling, general and administrative expenses	51,980	28,402
Acquisition-related costs	129	3,287
Research and development expenses	10,404	8,491
Amortization of intangibles	17,066	16,483
Intangible impairment	30,376	—
TOTAL OPERATING EXPENSES	109,955	56,663
OPERATING INCOME	64,475	48,670

Amortization of deferred financing costs	(1,175)	(1,116)
Interest expense, net	(12,606)	(13,777)
Gain (loss) from product divestiture	—	(40)
Other non-operating income (expense), net	(1,239)	(492)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	49,455	33,245
Income tax provision (benefit)	16,670	15,266

INCOME (LOSS) FROM CONTINUING OPERATIONS	$32,785	$17,979
(Loss) from discontinued operations, net of tax	$—	$—
NET INCOME (LOSS)	$32,785	$17,979
NET INCOME (LOSS) PER SHARE:
Income (loss) from continuing operations, basic	$0.27	$0.17
(Loss) from discontinued operations, basic	$—	$—
NET INCOME (LOSS), BASIC	$0.27	$0.17

Income (loss) from continuing operations, diluted	$0.27	$0.16
(Loss) from discontinued operations, diluted	$—	$—
NET INCOME (LOSS), DILUTED	$0.27	$0.16

SHARES USED IN COMPUTING NET INCOME (LOSS) PER SHARE:
BASIC	119,390	108,515
DILUTED	125,698	124,491

Quarter ended December 31, 2015 Reconciliation of Net Income to Non-GAAP Adjusted EBITDA:

	THREE MONTHS ENDED
	DECEMBER 31,
	2015	2014 (as Restated)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$32,785	$17,979

ADJUSTMENTS TO ARRIVE AT EBITDA:
Depreciation expense	$5,491	$3,768
Amortization expense	$17,066	$16,483
Interest expense, net	$12,153	$12,860
Non-cash interest expense	$453	$917
Income tax provision (benefit)	$16,670	$15,267
EBITDA	$84,618	$67,274

NON-CASH AND OTHER NON-RECURRING INCOME AND EXPENSES

Acquisition-related expenses	$129	$3,287
Non-cash stock compensation expense	$3,726	$2,688
Restatement Expense	$12,572	$-
Gain from foreign currency forward contracts	$-	$-
Accelerated Write-off of plant costs	$-	$-
Bargain purchase gain	$-	$-
Amortization of unfavorable contract liability	$-	$-
Gain from product divestiture	$-	$40
Amortization of inventory gross-up	$-	$10,954
Debt financing costs	$1,175	$1,115
Other costs associated with acquisitions	$460	$-
Equity in earnings of Unconsolidated JV	$-	$-
Loss on Impairment	$30,376	$-
Accelerated depreciation on plant assets	$-	$-
Litigation settlement	$1,519	$-
ADJUSTED EBITDA	$134,575	$85,358

Quarter ended December 31, 2015 Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income and GAAP EPS to Non-GAAP EPS:

	THREE MONTHS ENDED
	December 31,
	2015	2014 (as Restated)

NET INCOME FROM CONTINUING OPERATIONS	$32,785	$17,979

INCOME TAX PROVISION	16,670	15,267

INCOME BEFORE INCOME TAXES	49,455	33,246

ADJUSTMENTS TO ARRIVE AT ADJUSTED NET INCOME:
Acquisition-related expenses	129	3,287
Restatement expenses	12,572	-
Non-cash stock compensation expense	3,726	2,688
Non-cash interest expense	453	917
Amortization expense	17,066	16,483
Gain from foreign currency forward contracts	-	-
Gain from product divestitures	-	40
Bargain purchase gain	-	-
Other costs associated with dispositions	460	-
Amortization of inventory gross-up	-	10,954
Debt financing costs	1,175	1,115
Loss on impairment	30,376	-
Accelerated depreciation on plant assets	-	-
Litigation settlement	1,519	-

ADJUSTED INCOME BEFORE INCOME TAX	116,931	68,730

ADJUSTED INCOME TAX PROVISION	40,921	29,709

ADJUSTED NET INCOME	76,010	39,021

ADJUSTED NET INCOME PER DILUTED SHARE	$0.60	$0.31

Investors/Media:
Stephanie Carrington
ICR, Inc.
(646) 277-1282
Stephanie.carrington@icrinc.com